ACQUISITIONS, DISPOSITIONS AND RESTRUCTURING	6 Months Ended
Jun. 30, 2022
Business Combination and Asset Acquisition [Abstract]
ACQUISITIONS, DISPOSITIONS AND RESTRUCTURING
3.	ACQUISITIONS, DISPOSITIONS AND RESTRUCTURING
In June 2020, Core Scientific entered into an Asset Purchase Agreement with Atrio Inc. (“Atrio”) to acquire certain assets of Atrio in exchange for $1.2 million cash consideration and 0.5 million shares of the Company’s common stock. The Company and Atrio contemplated a valuation for the transaction of approximately $2.4 million based on an estimate of the fair value of the Company’s common stock of $2.19 per share which was allocated to cost of the acquired software intangible assets.
In a separate transaction in June 2020, the Company entered into an agreement with RStor, Inc. (“RStor”) to obtain a non-exclusive license
to three specific patents held by RStor for consideration of 0.4 million shares of the Company’s common stock. The Company and RStor contemplated a valuation for the transaction of approximately $0.9 million based on an estimate of the fair value of the Company’s common stock of $2.19 per share which was allocated to the cost of the acquired patent intangible assets.
The software acquired from Atrio and the acquired patents from RStor are not businesses under ASC 805,
 Business Combinations,
 because substantially all the fair value of the acquired assets is concentrated in a single intellectual property asset. Accordingly, the asset purchases are accounted for as asset acquisitions where the cost of the acquisition, measured as the fair value of the cash consideration transferred and the common stock issued by the Company, is allocated to the assets acquired.
In March 2022, the Company reclassified $2.2 million of intangible assets related to the Atrio and RStor asset acquisitions to held for sale as a result of the expected sale of the software and related patents. The intangible assets were sold in June 2022 for proceeds of $10.9 million, resulting in a gain on sale of intangible assets of $5.9 million. The resulting gain is reflected within other non-operating
expenses, net in the Statement of Operations.

Blockcap Acquisition
On July 30, 2021, the Company acquired 100% of the equity interest in Blockcap, one of its largest hosting customers. Blockcap is a blockchain technology company with industrial scale digital asset mining operations. Blockcap’s primary historical business was the mining of digital asset coins and tokens, primarily Bitcoin and, to a lesser extent, Siacoin and Ethereum. While Blockcap did sell or exchange the digital assets it mined to fund its growth strategies or for general corporate purposes from time to time, it generally retained its digital assets as investments in anticipation of continued adoption of digital assets as a “store of value” and a more accessible and efficient medium of exchange than traditional fiat currencies. In addition to mining, holding and exchanging digital assets, Blockcap also evaluated and completed investments in related technologies and ancillary businesses, including Radar Relay, Inc. (“RADAR”), an early stage company focused on technology enhancement and development in the digital asset industry that it acquired on July 1, 2021. The acquisition of Blockcap significantly expanded the Company’s self-mining operations and increased the number of miners it owns.
Consideration consisted of the issuance of 113.9 million shares of the Company’s common stock, approximately 6.8 million shares of the Company’s restricted stock and approximately 7.3 million options to purchase shares of the Company’s common stock. The acquisition has been accounted for as a business combination using the acquisition method of accounting, whereby the net assets acquired and the liabilities assumed were recorded at fair value. The Company and Blockcap had preexisting relationships which were settled on the acquisition date. Using the estimated purchase price for the transaction, the Company has allocated the purchase price to identifiable assets and liabilities based upon fair value estimates. The excess of the purchase price over the fair value of the net identifiable assets acquired was allocated to goodwill.
In a business combination, the initial allocation of the purchase price is considered preliminary and therefore subject to change until the end of the measurement period (not to exceed one year from the acquisition date). During the three months ended June 30, 2022, we determined that a measurement period adjustment to the accounting for the Blockcap acquisition was necessary based upon obtaining updated information about property, plant and equipment, net acquired, resulting in an increase in fair value of property, plant and equipment, net of $0.7 million, a decrease in goodwill of $1.0 million and additional depreciation expense of $0.3 million recognized in the three months ended June 30, 2022. The measurement period for the Blockcap acquisition closed during the three months ended June 30, 2022.
The following table summarizes the fair values for each major class of assets acquired and liabilities assumed at the acquisition date. The Company retained the services of certified valuation specialists to assist with assigning estimated values to certain acquired assets and assumed liabilities. Amounts initially disclosed for the estimated values of certain acquired assets and liabilities assumed were adjusted through June 30, 2022 based on information arising after the initial preliminary valuation.

PPA Allocation

Consideration (in thousands) :
113.9 million common shares valued at $10.11 per share 1,2	$1,151,985
Fair value of replaced Blockcap share-based payments attributable to pre-combination service 3	21,768
Settlement of Blockcap debt 4	25,607
Settlement of preexisting contracts 5	(60,522)

Total Consideration	$1,138,838
Fair value of assets acquired, and liabilities assumed:
Cash and cash equivalents	$704
Digital assets-Bitcoin	73,304
Digital assets-Ethereum	365
Digital assets-Bitcoin cash	8
Digital assets-Siacoin	554
Digital assets-Other	3,329
Other current assets	633
Intangible assets, net	2,925
Property, plant and equipment, net	98,965
Other noncurrent assets	1,293

Total assets acquired	$182,080
Accounts payable	492
Accrued expenses and other	22,647
Deferred revenue	414
Other current liabilities	7,204
Deferred tax liability	9,003

Total liabilities assumed	$39,760
Total identifiable net assets	$142,320
Goodwill on acquisition	$996,518

1	113.9 million common shares represent the equivalent Core Scientific common shares issued to Blockcap shareholders as consideration for the purchase.
2
The price per share of our common shares was estimated to be $10.11. As the Core Scientific common shares were not listed on a public marketplace, the calculation of the fair value of the common shares was subject to a greater degree of estimation. Given the absence of a public market, an estimate of the fair value of the common shares was required at the time of the Blockcap acquisition. Objective and subjective factors were considered in determining the estimated fair value and because there was no active trading of the Core Scientific equity shares on an established securities market, an independent valuation specialist was engaged. The valuation was determined by weighting the outcomes of scenarios estimating share value based on both public company valuations and private company valuations. Both a market approach and common stock equivalency model were used to determine a range of outcomes, which were weighted based on probability to determine the result.

3	Reflects the estimated fair value of replaced Blockcap share-based payments allocated to purchase price based on the proportion of service related to the pre-combination period
4
Reflects the fair value of loans issued by the Company in July 2021 that were effectively used to settle debt that had previously been held by Blockcap. Refer to Note 6 for further discussion of the debt issuance.

5
Blockcap had preexisting hosting and equipment contracts with the Company that were effectively settled by the Company’s acquisition of Blockcap. As a result, the consideration transferred to Blockcap has been adjusted by the deferred revenue balances that were settled at the time of acquisition.

For a reconciliation of the carrying amount of goodwill at the beginning and end of the reporting period see Note 4.
Intangible Assets and Liabilities
Goodwill with an assigned value of $1.00 billion represents the excess of the consideration transferred over the estimated fair values of assets acquired and liabilities assumed in the Blockcap acquisition. The goodwill recognized includes the assembled workforce of Blockcap and intangible assets that do not qualify for separate recognition. None of the goodwill resulting from the acquisition is deductible for income tax purposes. All of the goodwill acquired was allocated to the Mining segment. Management believes the acquisition of Blockcap strengthens its presence in the data mining market due to the scale of its operations. These factors are the basis for the excess purchase price paid over the value of the assets acquired and liabilities assumed, resulting in goodwill.
Other intangible assets acquired in the Blockcap acquisition consisted of $2.8 million of developed technology intangibles and $0.1 million of customer relationships with a weighted average useful life of 3 years.
2022 Restructuring
Current market conditions have led management to reevaluate operations and focus its efforts and resources on the core activities of its hosting and mining segments. During the three months ended June 30, 2022, management initiated a plan to exit certain activities, technologies and ancillary businesses, and to reduce portions of the Company’s workforce including those acquired through Blockcap’s acquisition of RADAR. Management anticipates that the restructuring will be complete by September 30, 2022.
Relating to this restructuring plan, estimated cash severance payments under the Company’s ongoing severance policy of $1.4 million were accrued and expensed as compensation in general and administrative expenses during the three and six months ended June 30, 2022.
As a result of exiting Blockchain Technologies, $2.0 million of intangible assets will cease to be used. Consequently, we recorded an impairment of other intangible assets of $2.0 million, which is presented within impairment of goodwill and other intangibles on the Company’s Consolidated Statements of Operations for the three and six months ended June 30, 2022. Goodwill associated with these activities is entirely impaired in the mining reporting unit goodwill impairment charge of $788.7 million.